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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 1997

                                ----------------

                               STANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



           33-63914                                   35-1768429
   (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)



              425 COMMERCE DRIVE
                 RICHMOND, IN                         47374
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 962-6655

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ITEM 5.  OTHER EVENTS

         On April 9, 1997, Stant Corporation ("Stant") entered into an Agreement and Plan of Merger (the "Merger Agreement") among Tomkins Corporation, a Delaware corporation ("Tomkins") and a wholly owned subsidiary of Tomkins PLC, a corporation organized under the laws of England, E&W Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Tomkins ("Sub"), and Stant, pursuant to which Sub will make a tender offer (the "Offer") to purchase all outstanding shares of Common Stock, par value $0.01 per share, of Stant (the "Common Stock") at a price of $21.50 per share, net to the sellers in cash. Pursuant to the Merger Agreement, as soon as practicable after consummation of the Offer and satisfaction of the other conditions specified in the Merger Agreement, Sub will be merged with and into Stant, and Stant will continue as the surviving corporation and become a wholly owned subsidiary of Tomkins. In the Merger, each remaining share of Common Stock (other than shares of Common Stock owned by Stant or by any subsidiary of Stant and shares of Common Stock owned by Tomkins, Sub or any other subsidiary of Tomkins or held by stockholders, if any, who are entitled to and who properly exercise appraisal rights under Delaware law) will be converted into the right to receive in cash $21.50.

         The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (c) Exhibits

Exhibit Number          Title
--------------          -----

2.1 Agreement and Plan of Merger dated as of April 9, 1997, among Tomkins Corporation, E&W Acquisition Corp. and Stant Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 STANT CORPORATION


                                                 by /s/ John P. Reilly
                                                   ---------------------------
                                                    John P. Reilly
                                                    President and Chief
                                                    Executive Officer

Date:  April 11, 1997

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                                 EXHIBIT INDEX

Number             Subject Matter
------             --------------

2.1 Agreement and Plan of Merger dated as of April 9, 1997 among Tomkins Corporation, E&W Acquisition Corp. and Stant Corporation.